The James Advantage Funds

James Aggressive Allocation Fund

James Balanced: Golden Rainbow Fund

James Micro Cap Fund

James Small Cap Fund

Supplement dated April 2, 2019 to the

Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”)

each dated November 1, 2018, as supplemented

James Investment Research, Inc. (“JIR” or the “Adviser”) currently serves as the investment adviser to each Fund pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Current Management Agreements”). JIR is owned by the Frank E. James Trust (the “Dr. James Trust”), the sole trustee of which was Frank E. James (“Dr. James”). On March 13, 2019, Dr. James passed away. Under the Frank E. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust upon Dr. James’ death (the “Initial Change of Control Event”). This transfer of control is deemed to be a “change in control” of JIR for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”) and, under the provisions of the 1940 Act, caused the automatic termination of each Fund’s Current Management Agreement, subject to the ability of the Trust to subsequently enter into an interim investment management agreement on the terms described in the next paragraph below.

On March 25, 2019, the Board of Trustees requested and received materials from the Adviser and held a meeting to consider and approve an interim investment management agreement on behalf of each Fund and JIR (the “Interim Agreements”), as well as new management agreements between the JIR and each Fund (the “New Agreements”). The Interim Agreements took effect upon their approval by the Board and will continue for a term of not more than 150 days from the date of the Initial Change of Control Event. Each Interim Agreement allows JIR to continue to serve as the Adviser to each Fund, under terms that are the same in all material respects to the Current Management Agreements except for the effective date of the Interim Agreements and the 150-day term (the “Termination Date”). Each of the New Agreements will require shareholder approval.

On April 1, 2019, the Board of Trustees held an in-person meeting and discussed with representatives of the Adviser additional proposed changes to the trustees of the Dr. James Trust, which are anticipated to be implemented in early April. Such changes will also, upon implementation, constitute a “change of control” of JIR. The Board considered and approved an amended and restated interim investment management agreement on behalf of each Fund and JIR (the “Amended and Restated Interim Agreements”). The Amended and Restated Interim Agreements will take effect upon the implementation of the proposed changes to the trustees of the Dr. James Trust and will allow JIR to continue to serve as the Adviser to each Fund, under terms that are the same in all material respects to the Interim Agreements including the Termination Date, except for the addition of terms concerning the escrow of JIR’s management fees during the period in which the Amended and Restated Advisory Agreements are in effect (the “Interim Period”). Any management fees earned by JIR during the Interim Period will be held in an interest-bearing account the Trust’s custodian or a bank.

You should read the proxy statement when it is available because it contains important information. You will also be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statements have been mailed. You can also obtain free copies of the Funds’ Prospectus and Statement of Additional Information, as well as the Funds’ Annual Report, by calling 1-800-99JAMES (1-800-995-2637), by writing ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80201 or by going to the Funds’ website at www.jamesfunds.com.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, any shares of any Fund.

****

GOVERNANCE AND COMPENSATION COMMITTEE

On April 1, 2019, the Board established the Governance and Compensation Committee, which among other things, will advise and assist the Board in establishing, implementing and executing policies, procedures and practices that seek to assure orderly and effective governance of the Trust, including compensation arrangements. The members of the Governance and Compensation Committee include Messrs. Russell (Chairman), D’Angelo, Brandon, Brown, and Chelle, each of whom is an independent Trustee.

****

THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Funds’ Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. For a free paper or electronic copy of the Funds’ Prospectus, SAI, including any supplements thereto, and other information, go to http://www.jamesfunds.com, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.